UNITED STATES

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ZAFGEN, INC.

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This Schedule 14A consists of an investor presentation. Members of Zafgen, Inc. management will be participating in upcoming meetings with investors. The following presentation will be used in connection with the meetings with investors.

The presentation was first used or made available on February 5, 2020.

Zafgen and Chondrial Therapeutics Planned Definitive Merger February 2020

Forward Looking Statements Additional Information about the Proposed Merger and Where to Find It This may communication be deemed to be relates solicitation to the material proposed in merger respect transaction of the proposed involving merger Zafgen, involving Inc. (“Zafgen”) Zafgen and and Chondrial. Chondrial In Therapeutics, connection with Inc. the (“Chondrial”) proposed merger, and Zafgen intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement relating to the approval of contain the merger important agreement. information Investors about and Zafgen, security Chondrial holders and of Zafgen the proposed are urged merger. to read The these proxy materials statement when and they other become relevant available materials because (when they they will become addition, available), investors and and security any other holders documents may obtain filed by free Zafgen copies with of the the SEC, documents may be filed obtained with the free SEC of charge by Zafgen at the by directing SEC web site a written at www. request sec.gov. to: In Zafgen, Inc. statement , 3 Center and Plaza, other Suite relevant 610, materials Boston, Massachusetts when they become 02108, available Attention: before Secretary. making Investors any voting and or security investment holders decision are urged with respect to read to the the proxy proposed merger. This there communication be any sale of securities shall not constitute in any jurisdiction an offer in to which sell or such the solicitation offer, solicitation of an offer or sale to would sell or the be unlawful solicitation prior of to an registration offer to buy or any qualification securities, nor under shall the securities laws of any such jurisdiction. Participants in the Solicitation Zafgen and its directors and executive officers and Chondrial and its directors and executive officers may be deemed to be participants in the solicitation directors and of executive proxies from officers the stockholders in the proposed of Zafgen merger in will connection be included with in the the proposed proxy statement merger. referred Information to above. regarding Additional the special information interests regarding of these the directors and executive officers of Zafgen is also included in Zafgen’s definitive proxy statement in connection with its 2019 Annual Meeting of Stockholders Secretary of Zafgen filed with at the the address SEC on above. April 26, 2019. These documents are available free of charge at the SEC web site (www.sec.gov) and from the 2

Forward Looking Statements

Zafgen Forward-Looking Information is Subject to Risks and Uncertainty

This communication contains forward-looking statements based upon Zafgen's and Chondrial's current expectations. Forward-looking statements involve risks and uncertainties, and include, but are not limited to, statements about the structure, timing and completion of the proposed merger; the combined company's listing on Nasdaq after the closing of the proposed merger; expectations regarding the ownership structure of the combined company; the combined company's expected cash position at the closing of the proposed merger; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company's corporate headquarters; and other statements that are not historical fact. Actual results and the timing of events may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed merger are not satisfied, including the failure to timely obtain stockholder approval for the proposed merger, if at all; (ii) uncertainties as to the timing of the consummation of the proposed merger and the ability of each of Zafgen and Chondrial to consummate the proposed merger; (iii) risks related to Zafgen's ability to manage its operating expenses and its expenses associated with the proposed merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed merger; (v) the risk that as a result of adjustments to the exchange ratio, Zafgen stockholders and Chondrial stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Zafgen's common stock relative to the exchange ratio; (vii) unexpected costs, charges, expenditures or expenses resulting from the proposed merger; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; (ix) Zafgen's ability to retain personnel as a result of the announcement or completion of the proposed merger; and (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed merger, including with respect to future financial and operating results. Actual results and the timing of events may differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in Zafgen's Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed with the SEC, and in other filings that Zafgen makes and will make with the SEC in connection with the proposed merger, including the proxy statement described above under "Additional Information about the Proposed Merger and Where to Find It." You should not place undue reliance on these forward-looking statements, which apply only as of the date of this communication. Zafgen expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Zafgen Chondrial Therapeutics, Inc.
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Definitive merger agreement announced December 2019 Criteria included: üNear-term milestones within 6 – 9 months post-transaction üWell funded beyond value inflection milestone üEither early stage (IND or Phase 1) or late (pivotal trial) üInnovative scientific approach in an attractive field – both market opportunity and patient need – especially if focus is on rare disease üPlatform opportunity for multiple assets or multiple value streams Thorough evaluation of strategic alternatives Unanimous decision by Zafgen Board of Directors and leadership team 4

About the proposed merger Post-transaction ownership ~60% Chondrial / ~40% Zafgen stockholders Anticipated 1H 2020 closing New company will operate under new name, Larimar Therapeutics Blended Board of Directors (four from Chondrial / three from Zafgen) President and Chief Executive Officer will be Dr. Carole Ben-Maimon 5

Compelling value-creation opportunity Publicly traded, clinical-stage biopharmaceutical company focused on rare disease Strong scientific approach and platform opportunity Targeting significant market opportunities Upcoming near-term value creating events expected Experienced leadership team Potential to have impact on significant and devastating diseases 6

Chondrial Therapeutics Overview 7

Introduction to Chondrial Therapeutics Clinical-stage biotech with a novel protein replacement therapy platform to address untreated, serious and complex rare diseases Lead candidate, CTI-1601, in Phase 1 clinical development for potential treatment of Friedreich’s ataxia (FA) Only frataxin (FXN) protein replacement therapy in clinical development to our knowledge Nonclinical studies have shown promising results in several models of FA, including heart, brain and muscle function, and overall survival Topline Phase 1 data expected end of 2020 Experienced leadership team Strong IP with 12 years market exclusivity expected if approved and patents pending around efficacy biomarkers 8

Proprietary protein replacement platform Peptide technology with proven ability to design molecules using cell-penetrating peptides (CPPs) that enable intracellular delivery of bioactive cargos Highly relevant and applicable to a range of cargos and rare disease indications 9

Friedreich's ataxia (FA): significant medical need

- Rare disease caused by a genetic defect resulting in abnormally low levels of frataxin (FXN), affects ~5,000 patients in U.S. and ~10,000 patients in EU-5
- Progressive, irreversible, systemic disease that affects multiple body systems, particularly the brain and heart
- **Onset:** Age of onset correlated with severity and speed of progression (earlier onset correlated with more drastic progression)
  - Significant asymptomatic period; >70% of patients present before age 14
  - Initial symptoms (age 10 – 15) may include unsteady posture, frequent falling and progressive difficulty in walking due to impaired ability to coordinate voluntary movements (ataxia)
  - By the time symptoms occur, heart damage has already occurred
- **Progression of disease:** Symptoms worsen and may include development of advanced limb ataxia often requiring patient confinement to wheelchair, hypertrophic cardiomyopathy, scoliosis, fatigue, diabetes and hearing loss
- **Life expectancy:** 30 – 50 years, early death usually caused by heart disease due to advanced cardiomyopathy
- Treatment limited to symptom management; no approved therapies

Zafgen Chondrial Therapeutics, Inc.
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CTI-1601 – Delivering frataxin to the mitochondria CTI-1601: recombinant fusion protein intended to deliver human frataxin, the protein deficient in FA NH3 CPP MTS Human FXN Mature Human FXN COOH Site of MPP cleavage STEP 1: CTI-1601 crosses cell membrane into cytoplasm and then crosses mitochondrial membrane STEP 2: Mitochondrial Processing Peptidase (MPP) cleaves CTI-1601 STEP 3: Mitochondrial Targeting Sequence (MTS) and CPP complex leave and cell mitochondria STEP 4: Mature human frataxin remains trapped within the mitochondria to function 11

CTI-1601: Proof of concept achieved through multiple nonclinical studies Nonclinical efficacy and PD data provides proof of concept in support of continued development to potentially replace FXN in patients with FA Extended survival in a well-characterized nonclinical model of FA Prevents ataxic gait in another nonclinical model of FA Demonstrated capability of delivering sufficient amounts of FXN to mitochondria Safe and well tolerated in multiple species 12

CTI-1601 extends survival in FXN-deficient KO Mice Initial Proof of Concept for FXN Replacement Therapy in FA üCTI-1601 extended survival in a well characterized cardiac mouse model of FRDA üConfirms that CTI-1601 is capable of delivering sufficient amounts of FXN to mitochondria, rescuing a severe disease phenotype TAT-FXN was administered 10 mg/kg SC every other day Median Survival of MCK-Cre FXN-KO Mice 166 days (CTI-1601) vs 98.0 days (Vehicle) Survival beyond Vehicle mean (107.5 days) 87.5% (CTI-1601) vs. 33% (Vehicle) Dramatic Survival in Cardiac KO Mouse Model Survival Percent P=0.0001 Days MCK = Muscle creatine kinase 13

CTI-1601 prevents neurological phenotype in neuro KO mouse model and ataxic gait in FXN-KO mice (brain and DRG KO)

In- Vivo Efficacy Data in Neurologic KO Mouse Model

Pvalb-Cre FXN-KO mouse

- CTI-1601 given intraperitoneally (IP) three times per week
- Single dose level: 10 mg/kg CTI-1601 or Vehicle
- Dosing Groups: Wild Type, Pvalb-CRE (Vehicle), Pvalb-Cre (CTI-1601)

Outcome Measures

- Prevents behavioral phenotype in mice that lack endogenous FXN in the brain/DRG
- Gait analysis over time in adult mice
    - Computerized assessment (DigiGait)
        - Stance width
        - Stance phase (swing)
        - Stance length variability
- Survival analysis

- Gait parameters remain similar to wild type in CTI-1601-treated mice
- hFXN replacement via IP treatment with CTI-1601 prevents development of ataxic gait phenotype
- Treated mice survive longer than untreated mice

Zafgen Chondrial Therapeutics, Inc.
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CTI-1601 effectively traffics to mitochondria; delivers hFXN

- ✓ hFXN concentration within mitochondria increases in a dose-dependent manner
- ✓ Given subcutaneously CTI-1601 functionally replaces hFXN in mitochondria of KO mice
- ✓ SDH* activity increases in a dose-dependent manner after administration of CTI-1601; activity plateaus at 30 mg/kg and is equivalent to activity in wildtype animals
- ✓ Demonstrated normalization of gene expression in cardiac tissue


Normalized Mitochondrial hFXN
(Heart)
200
150
100
50
0
Females
Males
KO Vehicle
KO 2MPK
KO 10MPK
KO 30MPK
KO 60MPK
KO 100MPK
Wild Type Vehicle


Normalized SDH activity
(Muscle)
SDH Activity
mU/mg protein
80
60
40
20
0
***
***
***
***
**
Wildtype activity
KO Vehicle
KO 2MPK
KO 10MPK
KO 30MPK
KO 60MPK
KO 100MPK
Wild Type Vehicle

Zafgen™ Chondrial Therapeutics, Inc.

*Succinate dehydrogenase

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CTI-1601 prevents left ventricle (LV) *dilation*

- ✓ Left ventricular volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with CTI-1601
- ✓ CTI-1601-treated mice similar to controls; echocardiogram shows significant differences between KO: Vehicle and KO: CTI-1601 treated mice


LV Internal Diameter, Systole
mm
0
1
2
3
4
5
****
0
2
4
6
8
10
Age in Weeks
LV Volume, Systole
uL
0
20
40
60
80
100
****
0
2
4
6
8
10
Age in Weeks
KO: CTI-1601
KO: Vehicle
Wildtype: Vehicle

Zafgen ●●● Chondrial Therapeutics, Inc.

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CTI-1601 preserves left ventricle (LV) *function*

- ✓ Left Ventricular function drops significantly in untreated mice by week 8
- ✓ CTI-1601-treated mice are similar to controls; echocardiogram again shows significant differences between KO: Vehicle and KO: CTI-1601 treated mice



LV Ejection Fraction
80
60
40
20
0
0
2
4
6
8
10
*
****
Age in Weeks
KO: CTI-1601
KO: Vehicle
Wildtype: Vehicle
LV Fractional Shortening
50
40
30
20
10
0
0
2
4
6
8
10
**
****
Age in Weeks

Zafgen ●●● Chondrial Therapeutics, Inc.

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PK/PD study in healthy cynomolgus monkey (study PK-1601-08) ü Treatment of monkeys with CTI-1601 results in sustained levels of hFXN in peripheral tissues that are accessible in the clinic ü FXN levels increase 4x or more following CTI-1601 administration For comparison, FRDA patients have 10-20% of levels of “healthies” Parents who are heterozygous carriers and show no phenotype have ~50% of “healthies” levels (2-3x higher than FRDA patients CSF was collected pre- and post-dose; measured levels of processed hFXN in the CSF that was not present before dosing was initiated 18

Human frataxin found to be distributed into all tissues tested following CTI-1601 dosing

Observed hFXN across all tissue and cell types tested:

- ✓ Brain
- ✓ Heart
- ✓ Liver
- ✓ Dorsal Root Ganglia
- ✓ Spinal Cord
- ✓ Cardiac Mitochondria
- ✓ CSF (Cerebrospinal Fluid)
- ✓ Skeletal Muscle
- ✓ Skin
- ✓ Buccal Cells
- ✓ Platelets

Tissues Examined, By Study		
Study	**Study Vehicle**	**Human Frataxin Distribution**
TOX-1601-01	Rats	Brain, Heart, Liver
PHARM-1601-02	Neuro KO Mice	Brain, Dorsal Root Ganglia, Spinal Cord
PHARM-1601-03	Cardiac KO Mice	Mitochondria of Skeletal Muscle and Cardiomyocytes
PK-1601-08	Cynomolgus Monkey	CSF, Skin, Buccal Cells, Platelets

Zafgen ••• Chondrial Therapeutics, Inc.
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CTI-1601: Safe and well tolerated in multiple animal models No systemic clinical or pathological observations related to CTI-1601 in GLP studies Cynomolgus Monkey Injection Site Observations Some injection sites raised and firm; increased injection site pathology at higher doses most likely due to local irritation Systemic Toxicity Analysis No other clinical observations or treatment-related changes in food consumption, body weight or organ weight No systemic histopathological findings Sprague Dawley Rat Injection Site Observations Some injection sites showed irritation, firmness, inflammation at higher doses Systemic Toxicity Analysis No significant clinical observations or clinical pathology results No systemic histopathological findings 20

CTI-1601: Initiated Phase 1 clinical program evaluating safety and efficacy in FA patients Double, placebo-controlled SAD/MAD clinical trials Assessing safety, tolerability, PK/PD of subcutaneous CTI-1601 vs. placebo in adult patients with Friedreich’s ataxia Changes from baseline in frataxin levels and gene expression will also be evaluated Patient dosing began December 2019 Sufficient drug supply for clinical program (5 GMP batches) Topline results from this Phase 1 clinical program expected by the end of 2020 Orphan Drug Designation Rare Pediatric Disease (RPD) Designation (Voucher) Fast Track Designation 21